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                                                                     Exhibit 1.1
                             HARTFORD LIFE CAPITAL I
                               (a Delaware Trust)

                             10,000,000 Securities
            7.20% Trust Preferred Securities, Series A ("TruPS"(R))

                 (Liquidation Amount $25 per Preferred Security)


                             UNDERWRITING AGREEMENT

                                  June 24, 1998

Salomon Smith Barney
Smith Barney Inc.
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
PaineWebber Incorporated

      As Representatives of the Several Underwriters

c/o Smith Barney Inc.
      388 Greenwich Street
      New York, New York 10013


Ladies and Gentlemen:

                  Hartford Life Capital I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.), and Hartford Life, Inc., a Delaware corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement with respect to the sale to the Underwriters named in Schedule I hereto (the "Underwriters") for whom you (the"Representatives") are acting as representatives of 10,000,000 Preferred Securities designated the 7.20% Trust Preferred Securities, Series A of the Trust (the "Preferred Securities"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as

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         (R) "TruPS" is a registered service mark of Salomon Brothers Inc.
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Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

                  The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") to the extent set forth in the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of June 29, 1998, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and in certain circumstances described in the Prospectus, the Trust will distribute Subordinated Debt Securities of the Company to holders of Preferred Securities. The 10,000,000 Preferred Securities to be purchased by the Underwriters, together with the related Preferred Securities Guarantee, are collectively referred to herein as the "Securities".

                  The Company, the Trust, Hartford Life Capital II and Hartford Life Capital III (collectively, the "Hartford Life Trusts") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-56283) covering the registration of securities of the Company and the Hartford Life Trusts, including the Securities, under the Securities Act of 1933, as amended (the "Act"), including the related preliminary prospectus or prospectuses. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act or 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

                  The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Declaration (as defined herein), the Subordinated Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities" and, together with the Preferred Securities, the "Trust Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and, together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee


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Agreement" and, together with the Preferred Securities Guarantee Agreement, the
"Guarantee Agreements") between the Company and the Guarantee Trustee, as Trustee, and will be used by the Trust to purchase $257,732,000 of 7.20% Junior Subordinated Deferrable Interest Debt Securities, due 2038 (the "Subordinated Debt Securities") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust (the "Declaration"), among the Company, as Sponsor, Gregory
A. Boyko and Lynda Godkin (the "Regular Trustees"), Wilmington Trust Company, as institutional trustee (the "Institutional Trustee"), and Delaware trustee (the "Delaware Trustee" and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to a subordinated indenture, dated as of June 1, 1998, between the Company and Wilmington Trust Company, as trustee (the "Subordinated Indenture Trustee"), (as may be supplemented from time to time, the "Subordinated Indenture").

         1. Representations and Warranties. The Offerors jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

                  (a) The Company and the Hartford Life Trusts meet the requirements for use of Form S-3 under the Act and have prepared and filed with the Commission a registration statement (file no. 333-56283) on Form S-3, including the related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Offerors may have filed one or more amendments thereto, including a related preliminary prospectus or prospectuses, each of which has previously been furnished to you. The Offerors will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus), (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b), or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (2), the Offerors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Offerors have advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).


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                  (b) On the Effective Date, the Registration Statement did or
will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Offerors makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the consolidated capital stock or any material increase in the consolidated long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, and stockholders equity or results of operations (in each case considered on either a statutory or U.S. generally accepted accounting principles ("GAAP") basis) of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

                  (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole; and each of


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Hartford Life and Accident Insurance Company, a Connecticut corporation,
Hartford Life Insurance Company, a Connecticut corporation, Hartford Life and Annuity Insurance Company, a Connecticut corporation, American Maturity Life Insurance Company, a Connecticut corporation, ITT Hartford Life International, Ltd., a Connecticut corporation, and ITT Hartford International Life Reassurance Corp., a Connecticut corporation (collectively referred to herein as the "Significant Subsidiaries" and individually as a "Significant Subsidiary"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing as a foreign corporation under the laws of each other jurisdiction in which its owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole.

                  (e) The Company has filed all notices, reports, documents or other information required to be filed by it pursuant to, and have obtained all authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications required to be obtained under, and have otherwise complied with all requirements of, all applicable insurance laws and regulations in connection with the issuance and sale of the Securities, except for such authorizations, approvals, orders, consents, licenses, certificates, permits, registrations or qualifications which the failure to make, obtain or comply with would not have, individually or in the aggregate with such other failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated by this Agreement with respect to the Securities.

                  (f) Each of the Significant Subsidiaries that is an insurance company is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations or other jurisdictions which are applicable to each such Significant Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not, individually or in the aggregate with other such failures, have a material adverse effect on the financial position, stockholders equity or results of operations of the Company and its subsidiaries considered as a whole;

                  (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly


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authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (h) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business or operations of the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

                  (i) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                  (j) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                  (k) The Declaration has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Date, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to the description thereof contained in the Prospectus.


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                  (l) Each of the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus.

                  (m) The Preferred Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

                  (n) The Subordinated Indenture has been duly authorized and qualified under the 1939 Act and, at the Closing Date, will have been duly executed and, assuming due authorization, execution and delivery thereof by the Subordinated Indenture Trustee, delivered and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Subordinated Indenture will conform in all material respects to the description thereof contained in the Prospectus.

                  (o) The Subordinated Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Subordinated Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Subordinated Indenture and will conform in all material respects to the description thereof in the Prospectus.

                  (p) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a material adverse effect on the business or operations of the Company as a whole. The Trust is not in violation of the


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Declaration or its certificate of trust filed with the State of Delaware on June
4, 1998 (the "Certificate of Trust").

                  (q) None of the execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities, the Common Securities, the Subordinated Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder did or will result in a breach of any of the terms or provisions of, or constitute a default under or require the consent of any party under the Certificate of Trust of the Trust or the charter or by-laws of the Company and its Significant Subsidiaries, any contract, indenture, mortgage, note, lease, agreement or other instrument to which either the Trust, the Company or any of its Significant Subsidiaries is a party or by which any of them may be bound, or, to the Company's knowledge, any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any of its Significant Subsidiaries or any of their respective properties or assets, or did or will result in the creation or imposition of any lien on the properties or assets of the Trust, the Company or any of its Significant Subsidiaries except for such breaches, conflicts, violations or defaults which would not have, individually or in the aggregate with such other breaches, conflicts, violations and defaults, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole, and which will not affect the validity, performance or consummation of the transactions contemplated by this Agreement with respect to the Securities.

                  Any certificate required hereunder to be signed by any officer of the Company or Regular Trustee of the Trust and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, or the Trust, as the case may be, as to matters covered thereby, to each Underwriter.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Offerors agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $ per share, the amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

         3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on June 29, 1998, which date and time may be postponed by agreement between the Representatives and the Offerors or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for


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the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Offerors by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

         5. Agreements. The Offerors agree with the several Underwriters that:

                  (a) The Offerors will use their respective best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Offerors will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Offerors have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Offerors will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Offerors will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by either of the Offerors of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Offerors will use their respective best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any


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material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Offerors promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request (at the expense of any such Underwriter at any time nine months or more after the time of issue of the Prospectus).

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Offerors will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request (at the expense of any such Underwriter at any time nine months or more after the time of issue of the Prospectus). The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Offerors will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall either of the Offerors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) Neither the Trust nor the Company will, without the prior written consent of Salomon Smith Barney, for a period of 30 days following the Execution Time, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or the Trust or any affiliate thereof or any person in privity with the Company or the Trust or any affiliate thereof) directly or indirectly, or announce the offering of, any preferred securities or preferred stock or any other securities (including any backup undertakings of such


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preferred stock or other securities) of the Company or the Trust, in each case, that are substantially similar to the Preferred Securities, or any securities convertible into, or exchangeable for the preferred securities or any such substantially similar securities.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Offerors contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Offerors made in any certificates pursuant to the provisions hereof, to the performance by the Offerors of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Debevoise and Plimpton, counsel for the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) The statements in the Prospectus under the headings "Description of the Series A Preferred Securities", "Description of the Series A Junior Subordinated Debt Securities", "Description of the Guarantee", and "Relationship Among the Series A Preferred Securities, The Series A Junior Subordinated Debt Securities and The Guarantee", to the extent that they involve matters of law (except insofar such statements are statements of Delaware law), summaries of legal terms, the Company's charter or bylaws or legal proceedings or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

                           (ii) The Company and each of the Hartord Life Trusts meet the registrant requirements for use of Form S-3 under the 1933 Act Regulations; the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has


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         been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

                           (iii) this Agreement has been duly authorized, executed and delivered by the Company.

                           (iv) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

                           (v) no consent, approval, authorization, filing with or order of any governmental agency or body of the United States or the State of New York is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained.

                           (vi) The Declaration has been duly authorized, executed and delivered by the Company and the Regular Trustees; and the Declaration has been duly qualified under the 1939 Act.

                           (vii) The Subordinated Debt Securities, each of the Guarantees, the Subordinated Indenture and each of the Guarantee Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (viii) Each of the Guarantee Agreements has been duly authorized, executed an delivered by the Company; the Preferred Securities Guarantee Agreement, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Preferred Securities Guarantee Agreement has been duly qualified under the 1939 Act.

                           (ix) The Subordinated Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Subordinated Indenture Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Subordinated Indenture has been duly qualified under the 1939 Act.

                           (x) The Subordinated Debt Securities are in the form contemplated by the Subordinated Indenture and have been duly authorized, executed and delivered by the Company and, when authenticated by the Subordinated Indenture Trustee in the manner provided for in the Subordinated Indenture and delivered against payment therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

                           In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon and assume no responsibility for the accuracy or completeness of, the information contained in the Registration Statement or the Prospectuses, or any amendment or supplement thereto, except to the limited extent set forth in Section 6(b)(i) of its opinion, that in the course of its review and discussion of the contents of the Registration Statement and the Prospectuses with certain officers and employees of the Company, such counsel participated in conferences with representatives of the Company, the independent public accountants of the Company and the Underwriters and their counsel with respect thereto, but without independent check or verification, and that in the course of such review no facts have come to such counsel's attention which have caused such counsel to believe that the Registration Statement or amendment thereto (except as to financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel express no belief), at the time the Registration Statement or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectuses or any amendment or supplement thereto (except as to the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel express no belief), at the time they were filed pursuant to Rule 424(b) or on the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                           In rendering such opinion, such counsel may state that they express no opinion as to any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal Laws of the United States and in respect of matters of fact such counsel may rely upon certificates of officers of the Company and its subsidiaries; provided that such counsel shall state they believe that both you and they are justified in relying upon such opinions and certificates and copies of such opinions and certificates are made available to you.

                  (c) The Company shall have furnished to the Representatives the opinion of Lynda Godkin, Vice-President and General Counsel for the Company dated the Closing Date and addressed to the Representatives to the effect that:

                           (i) each of the Company and the Significant
         Subsidiaries that is incorporated in the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus.

                           (ii) the Company's authorized capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the Preferred Securities Guarantee and the Subordinated Debt Securities have been duly and validly authorized, by the Company and the Subordinated Debt Securities, when issued and delivered to and paid for by the Trust pursuant to the Debenture Purchase Agreement between the Company and the Trust, will be fully paid and nonassessable; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights under the Delaware General Corporation Law or the Certificate of Incorporation of the Company to subscribe for the Securities.

                           (iii) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Significant Subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

                           (iv) all the outstanding shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus and for directors qualifying shares, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries (except for shares of American Maturity Life Insurance Company) free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance.

                           (v) All of the issued and outstanding Common
         Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

                           (vi) To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

                           (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Significant Subsidiaries pursuant to, (i) the charter or by-laws of the Company or its Significant Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its Significant Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its Significant Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Significant Subsidiaries or any of its or their properties, except in the case of clauses (ii) or (iii), breaches, violations or impositions of liens which would not have, individually or in the aggregate, a material adverse effect on the financial position, shareholders equity, or results of operations of the Company and its subsidiaries taken as a whole, and which would not affect the validity, performance or consummation of such transactions.

                           (viii) Each Significant Subsidiary that is required to be organized and licensed as an insurance company in its jurisdiction of incorporation is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation, and each Significant Subsidiary is duly licensed or authorized as an insurer in each other jurisdiction in which such licensing or authorization is required, except where the failure to be so licensed or authorized in any such jurisdiction would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole.

                           (ix) Each of the Significant Subsidiaries is in compliance with the requirements of the insurance laws and regulations of its jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to each such Significant Subsidiary, and has filed all notices, reports, documents or other information required to be filed thereunder, except where the failure to so comply or file would not have, individually or in the aggregate with other such failures, a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as a whole.

                  In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon and assume no responsibility for the accuracy or completeness of, the information contained in the Registration Statement or the Prospectuses, or any amendment or supplement thereto, except to the limited extent set forth in such opinion, that in the course of such counsel's review and discussion of the contents of the Registration Statement and the Prospectuses with certain officers and employees of the Company, such counsel participated in conferences with representatives of the Company, the independent public accountants of the Company and the Underwriters and their counsel with respect thereto, but without independent check or verification, and that in the course of such review no facts have come to such counsel's attention which have caused such counsel to believe that the Registration Statement or amendment thereto (except as to financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel expresses no belief), at the time the Registration Statement or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectuses or any amendment or supplement thereto (except as to the financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel express no belief), at the time they were filed pursuant to Rule 424(b) or on the Closing Date, contained or contain an untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may state that she expresses no opinion as to the laws of any jurisdiction outside the States of Connecticut and the General Corporation Law of the State of Delaware and in respect of matters of fact such counsel may rely upon certificates of officers of the Company and its subsidiaries; provided that such counsel shall state she believes that both you and she are justified in relying upon such opinions and certificates and copies of such opinions and certificates are made available to you.

                  (d) The Company shall have furnished to the Representatives the opinion of Debevoise & Plimpton, special tax counsel to the Company, dated the Closing Date and in form and substance satisfactory to counsel for the Underwriter, to the effect that the statements in the Prospectus under the caption "Certain Federal Income Tax Considerations" have been reviewed by such counsel and, insofar as they constitute legal conclusions or matters of law, fairly summarize the matters referred to therein.

                  (e) The favorable opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Offerors, dated the Closing Date and addressed to the Representatives to the effect that:

                           (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and all filings required under the laws of the state of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                           (ii) Under the Delaware Act and the Declaration, the Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus.

                           (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           (iv) Under the Delaware Act and the Declaration, the Trust has the trust power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

                           (v) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of the Trust.

                           (vi) Under the Delaware Act, the certificate attached to the Declaration as Exhibit A-l is an appropriate form of certificate evidence ownership of the Preferred Securities; the securities have been duly authorized by the Declaration and are duly and validly issued and, subject to qualifications hereinafter expressed in this paragraph
         (vi), fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the

         Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated to make payments as set forth in the Declaration.

                           (vii) The Common Securities have been duly authorized by the Declaration and are duly and validly issued and represent undivided beneficial interests in the assets of the Trust.

                           (viii) Under the Delaware Act and the Declaration, the issuance of the Trust securities is not subject to preemptive rights.

                           (ix) The issuance and sale by the Trust of the Trust Securities, the purchase by the Trust of the Subordinated Debt Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder and thereunder will not violate (i) any of the provisions of the Certificate of Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation.

                           (x) With respect to the statements made in the Prospectus under the caption "Description of Preferred Securities," insofar as such statements are statements of Delaware law, such statements are fairly presented.

                  (f) The opinion of Morris, James, Hitchens & Williams, counsel to Wilmington Trust Company as Institutional Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) Wilmington Trust Company is a Delaware banking corporation with trust powers, duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                           (ii) The execution, delivery and performance by Wilmington Trust Company of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Wilmington Trust Company. The Declaration, the Preferred Securities Guarantee Agreement and the Indenture have been duly executed and delivered by the Wilmington Trust Company.

                           (iii) The execution, delivery and performance of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture by the Wilmington Trust

         Company are not prohibited by (i) the Charter or Bylaws of Wilmington Trust Company, or (ii) to the knowledge of such counsel, any other agreements or instruments to which Wilmington Trust Company is a party or by which Wilmington Trust Company is bound or any judgments, orders, or decrees applicable to Wilmington Trust Company.

                           (iv) No consent, approval or a authorization of, or registration with or notice to, any banking authority in the State of Delaware or the United States of America governing the trust powers of Wilmington Trust Company is required for the execution, delivery or performance by Wilmington Trust Company of the Declaration, the Preferred Securities Guarantee Agreement and the Indenture.

                  (g) The Representatives shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. The opinion or opinions of such counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (h) The Company shall have furnished to the Representative (i) a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company and
(ii) a certificate of the Trusts signed by a Regular Trustee, in each case, dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company or the Trust, as the case may be, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company, or the Trust, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) to their knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or as the case may be, threatened; and

                           (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (i) Arthur Anderson L.L.P. shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder;

                           (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the period specified in such letter, as indicated in their reports thereon, copies of which have been furnished to Representatives;

                           (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and, if applicable, the Exchange Act, and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and, if applicable, the Exchange Act, and the related published rules and regulations.

                           (iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                           (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                    (1) (i) the unaudited condensed consolidated
                  statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                                    (2) any unaudited pro forma consolidated
                  condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                    (3) as of a specified date not more than
                  five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                                    (4) for the period from the date of the
                  latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (5) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (vi) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                  (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (k) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

                  (l) At the Closing Date, the Preferred Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any nationally recognized statistical rating agency, and the Trust shall have delivered to the Underwriters a letter, dated the Closing Date, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Underwriters, confirming that the Preferred Securities have Investment Grade ratings; and (i) there shall not have occurred any decrease in the ratings of any of the debt securities of the Company or of the Preferred Securities by Moody's Investor Services, Inc., Standard & Poor's,
A. M. Best Company, Inc. or Duff & Phelps Credit Rating Co., Inc. and (ii) such organizations shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or of the Preferred Securities or financial strength or claims paying ability, the effect of which, in any case described in Clause
(i) or (ii), is in the Representatives reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (m) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, at 125 West 55th Street, New York, New York 10019, on the Closing Date.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8. Indemnification and Contribution. (a) The Offerors agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Offerors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, however, that the indemnification contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, provided that the Offerors have delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending.

This indemnity agreement will be in addition to any liability which the Offerors may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Offerors, each of their respective directors, trustees, officers and agents, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Offerors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Offerors acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page S-3 related to stabilization, syndicate covering transactions and penalty bids and, under the heading "Underwriting", (i) the sentences related to concessions and reallowances and (ii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and which conflict with the defenses available to the indemnified party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Offerors and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Offerors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Offerors and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Offerors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Offerors on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act and each director, trustee, officer, employee and agent of the Offerors shall have the same rights to contribution as the Offerors, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Offerors. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Offerors and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Offerors prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Securities of the Company shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Offerors or their respective officers and agents and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Offerors or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney General Counsel (fax no.:
(212) 816-7912 and confirmed to the General Counsel, Salomon Smith Barney, at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Hartford Life, Inc., c/o Gregory A. Boyko, Senior Vice-President and Chief Financial Officer (Fax No.: (860) 843-8665) and confirmed to it at Hartford Life, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, attention of Lynda Godkin, Vice-President and General Counsel.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

                  "Salomon Smith Barney" shall mean Smith Barney Inc. or Salomon Brothers Inc, to the extent that either such party is a signatory to this Agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                   Very truly yours,

                                   HARTFORD LIFE, INC.

                                   By:  /s/ Gregory A. Boyko
                                        ----------------------------------------
                                   Name:
                                   Title:


                                   HARTFORD LIFE CAPITAL I

                                   By: HARTFORD LIFE, INC.
                                            as Sponsor

                                            By:  /s/ Gregory A. Boyko
                                                 -------------------------------
                                                 Name:
                                                 Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

SMITH BARNEY INC.
A.G. EDWARDS & SONS, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
PAINEWEBBER INCORPORATED

By:      SMITH BARNEY INC.

         By:      /s/ Michael A.F. Roberts
                  ------------------------
                  Managing Director

For themselves and as Representatives of the other Underwriters named in
Schedule I hereto.


For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                                                                               Number of
                  Underwriters                                         Securities to be Purchased
                  ------------                                         --------------------------
Smith Barney Inc.......................................................            1,951,250
A.G. Edwards & Sons, Inc...............................................            1,951,250
Merrill Lynch, Pierce, Fenner & Smith Incorporated.....................            1,951,250
PaineWebber Incorporated...............................................            1,951,250
Bear Stearns & Co......................................................              100,000
J.C. Bradford & Co.....................................................              100,000
BT Alex. Brown Incorporated............................................              100,000
CIBC Oppenheimer Corp..................................................              100,000
Credit Suisse First Boston Corporation.................................              100,000
Dain Rauscher Wessels..................................................              100,000
Donaldson Lufkin & Jenrette Securities Corporation.....................              100,000
EVEREN Securities, Inc.................................................              100,000
Goldman, Sachs & Co....................................................              100,000
Janney Montgomery Scott Inc............................................              100,000
Legg Mason Wood Walker, Incorporated...................................              100,000
J.P. Morgan Securities Inc.............................................              100,000
Piper Jaffray Inc......................................................              100,000
Prudential Securities Incorporated.....................................              100,000
Raymond James & Associates, Inc........................................              100,000
The Robinson-Humphrey Company, LLC.....................................              100,000
Wheat, First Securities, Inc...........................................              100,000
Advest, Inc............................................................               45,000
Cowen & Company........................................................               45,000
Fahenstock & Co. Inc...................................................               45,000
Fidelity Capital Markets - a division of National
   Financial Services Corporation......................................               45,000
Gibraltar Securities Co................................................               45,000
Gruntal & Co., L.L.C...................................................               45,000
McDonald & Company Securities, Inc.....................................               45,000
McGinn, Smith & Co., Inc...............................................               45,000
Morgan Keegan & Company, Inc...........................................               45,000
Olde Discount Corporation..............................................               45,000
Roney & Co LLC.........................................................               45,000
                                                                                ------------
                                                                       Total:     10,000,000
                                                                                ============